EXHIBIT 99.1

GSAA 04-3 - Price/Yield - B1 To Call

Balance        $7,525,000.00       Delay               24                   WAC         6.787                WAM          350
Coupon         6.22                Dated               5/1/2004             NET         6.321813             WALA           4
Settle         5/28/2004           First Payment       6/25/2004


Price                 50 PricingSpeed     75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
                                Yield               Yield               Yield               Yield               Yield
94.55134                       6.9552              7.1365              7.3371              7.7171              7.9678
94.67634                       6.9384              7.1150              7.3105              7.6807              7.9251
94.80134                       6.9216              7.0936              7.2839              7.6444              7.8824
94.92634                       6.9048              7.0722              7.2574              7.6082              7.8399
95.05134                       6.8881              7.0508              7.2309              7.5721              7.7973
95.17634                       6.8714              7.0295              7.2045              7.5360              7.7549
95.30134                       6.8547              7.0082              7.1781              7.5000              7.7125
95.42634                       6.8381              6.9870              7.1518              7.4640              7.6703
95.55134                       6.8215              6.9658              7.1255              7.4281              7.6280
95.67634                       6.8049              6.9446              7.0992              7.3922              7.5859
95.80134                       6.7883              6.9235              7.0730              7.3565              7.5438
95.92634                       6.7718              6.9024              7.0469              7.3207              7.5018
96.05134                       6.7553              6.8813              7.0208              7.2851              7.4598
96.17634                       6.7388              6.8603              6.9947              7.2495              7.4179
96.30134                       6.7224              6.8393              6.9687              7.2139              7.3761
96.42634                       6.7060              6.8184              6.9427              7.1785              7.3343
96.55134                       6.6896              6.7975              6.9168              7.1430              7.2927

WAL                             11.97                8.47                6.41                4.36                3.59
Mod Durn                         7.84                6.14                4.96                3.63                3.09
Principal Window        May10 - Jan22       Jun08 - Mar17       Jun07 - Feb14       Jun07 - Sep10       Jul07 - Dec08

LIBOR_1MO                         1.1                 1.1                 1.1                 1.1                 1.1
Optional Redemption           Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3 - Price/Yield - B1 To Maturity

Balance        $7,525,000.00       Delay               24                  WAC          6.787              WAM           350
Coupon         6.22                Dated               5/1/2004            NET          6.321813           WALA            4
Settle         5/28/2004           First Payment       6/25/2004



Price              50 PricingSpeed         75 PricingSpeed        100 PricingSpeed       150 PricingSpeed          200 PricingSpeed
                             Yield                   Yield                   Yield                  Yield                     Yield
94.55134                    6.9542                  7.1331                  7.3302                 7.7030                    7.9527
94.67634                    6.9375                  7.1119                  7.3039                 7.6672                    7.9105
94.80134                    6.9208                  7.0907                  7.2777                 7.6315                    7.8684
94.92634                    6.9042                  7.0695                  7.2515                 7.5958                    7.8264
95.05134                    6.8876                  7.0483                  7.2254                 7.5602                    7.7845
95.17634                    6.8710                  7.0272                  7.1993                 7.5247                    7.7426
95.30134                    6.8544                  7.0062                  7.1733                 7.4892                    7.7008
95.42634                    6.8379                  6.9852                  7.1473                 7.4538                    7.6590
95.55134                    6.8214                  6.9642                  7.1213                 7.4185                    7.6173
95.67634                    6.8049                  6.9432                  7.0954                 7.3832                    7.5757
95.80134                    6.7885                  6.9223                  7.0696                 7.3479                    7.5342
95.92634                    6.7721                  6.9015                  7.0438                 7.3128                    7.4927
96.05134                    6.7557                  6.8806                  7.0180                 7.2777                    7.4513
96.17634                    6.7394                  6.8598                  6.9923                 7.2426                    7.4100
96.30134                    6.7231                  6.8391                  6.9666                 7.2076                    7.3687
96.42634                    6.7068                  6.8184                  6.9410                 7.1727                    7.3275
96.55134                    6.6906                  6.7977                  6.9154                 7.1378                    7.2864

WAL                          12.17                    8.64                    6.54                   4.46                      3.65
Mod Durn                       7.9                    6.21                    5.02                   3.69                      3.13
Principal Window     May10 - Aug24           Jun08 - Jun19           Jun07 - Dec15          Jun07 - Dec11             Jul07 - Oct09

LIBOR_1MO                      1.1                     1.1                     1.1                    1.1                       1.1
Optional Redemption        Call (N)                Call (N)                Call (N)               Call (N)                  Call (N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA_04-3 - Price/Yield - AF4 To Call

Balance               $61,938,000.00   Delay            24                WAC              6.779             WAM              350
Coupon                6.22             Dated            5/1/2004          NET              6.314466          WALA               4
Settle                5/28/2004        First Payment    6/25/2004


Price                  50 PricingSpeed  75 PricingSpeed 100 PricingSpeed  150 PricingSpeed 200 PricingSpeed
                                 Yield            Yield            Yield             Yield            Yield
96.94252                        6.5689           6.6314           6.7192            6.9544           7.3413
97.06752                        6.5560           6.6155           6.6991            6.9230           7.2913
97.19252                        6.5431           6.5997           6.6790            6.8917           7.2413
97.31752                        6.5303           6.5838           6.6590            6.8604           7.1915
97.44252                        6.5174           6.5680           6.6390            6.8291           7.1417
97.56752                        6.5046           6.5523           6.6190            6.7979           7.0920
97.69252                        6.4919           6.5365           6.5991            6.7668           7.0424
97.81752                        6.4791           6.5208           6.5792            6.7357           6.9929
97.94252                        6.4664           6.5051           6.5593            6.7046           6.9434
98.06752                        6.4537           6.4894           6.5395            6.6736           6.8941
98.19252                        6.4410           6.4738           6.5197            6.6427           6.8448
98.31752                        6.4283           6.4581           6.4999            6.6118           6.7956
98.44252                        6.4157           6.4425           6.4801            6.5809           6.7465
98.56752                        6.4031           6.4270           6.4604            6.5501           6.6974
98.69252                        6.3905           6.4114           6.4408            6.5194           6.6485
98.81752                        6.3779           6.3959           6.4211            6.4887           6.5996
98.94252                        6.3654           6.3804           6.4015            6.4580           6.5508

WAL                              16.62            11.87             8.59              4.94             2.92
Mod Durn                          9.99              8.1              6.4              4.09             2.57
Principal Window         Oct17 - Jan22    May13 - Mar17    Mar10 - Feb14     Oct07 - Sep10    Aug06 - Dec08

LIBOR_1MO                          1.1              1.1              1.1               1.1              1.1
Optional Redemption            Call (Y)         Call (Y)         Call (Y)          Call (Y)         Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA_04-3 - Price/Yield - AF4 To Maturity

Balance               $61,938,000.00   Delay            24                WAC              6.779             WAM              350
Coupon                6.22             Dated            5/1/2004          NET              6.314466          WALA               4
Settle                5/28/2004        First Payment    6/25/2004


Price                  50 PricingSpeed  75 PricingSpeed 100 PricingSpeed  150 PricingSpeed 200 PricingSpeed
                                 Yield            Yield            Yield             Yield            Yield
96.94252                        6.5831           6.6478           6.7299            6.9399           7.3410
97.06752                        6.5710           6.6334           6.7121            6.9117           7.2910
97.19252                        6.5589           6.6189           6.6943            6.8837           7.2411
97.31752                        6.5468           6.6045           6.6766            6.8556           7.1913
97.44252                        6.5347           6.5902           6.6589            6.8276           7.1415
97.56752                        6.5227           6.5758           6.6412            6.7997           7.0919
97.69252                        6.5107           6.5615           6.6235            6.7718           7.0423
97.81752                        6.4987           6.5472           6.6059            6.7439           6.9928
97.94252                        6.4867           6.5329           6.5883            6.7162           6.9434
98.06752                        6.4747           6.5186           6.5707            6.6884           6.8940
98.19252                        6.4628           6.5044           6.5531            6.6607           6.8448
98.31752                        6.4509           6.4902           6.5356            6.6331           6.7956
98.44252                        6.4390           6.4760           6.5182            6.6055           6.7465
98.56752                        6.4272           6.4619           6.5007            6.5779           6.6975
98.69252                        6.4153           6.4478           6.4833            6.5504           6.6486
98.81752                        6.4035           6.4337           6.4659            6.5230           6.5997
98.94252                        6.3917           6.4196           6.4486            6.4956           6.5509

WAL                              18.96            14.13            10.45              5.81             2.92
Mod Durn                         10.62             8.91             7.22              4.57             2.57
Principal Window         Oct17 - May32    May13 - Jun29    Mar10 - Mar25     Oct07 - Jul18    Aug06 - Feb09

LIBOR_1MO                          1.1              1.1              1.1               1.1              1.1
Optional Redemption            Call (N)         Call (N)         Call (N)          Call (N)         Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA_04-3  - CashflowsB1 To Call



Period             Date        Principal      Interest        Cash Flow        Balance         Sched Princ       Unsched Princ
Total                        7,409,000.00    2,956,580.09   10,365,580.09                                0        7,409,000.00

            0    28-May-04              0               0               0    7,409,000.00                0                   0
            1    25-Jun-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
            2    25-Jul-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
            3    25-Aug-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
            4    25-Sep-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
            5    25-Oct-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
            6    25-Nov-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
            7    25-Dec-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
            8    25-Jan-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
            9    25-Feb-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           10    25-Mar-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           11    25-Apr-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           12    25-May-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           13    25-Jun-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           14    25-Jul-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           15    25-Aug-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           16    25-Sep-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           17    25-Oct-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           18    25-Nov-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           19    25-Dec-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           20    25-Jan-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           21    25-Feb-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           22    25-Mar-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           23    25-Apr-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           24    25-May-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           25    25-Jun-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           26    25-Jul-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           27    25-Aug-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           28    25-Sep-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           29    25-Oct-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           30    25-Nov-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           31    25-Dec-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
           32    25-Jan-07              0       38,403.32       38,403.32    7,409,000.00                0                   0
           33    25-Feb-07              0       38,403.32       38,403.32    7,409,000.00                0                   0
           34    25-Mar-07              0       38,403.32       38,403.32    7,409,000.00                0                   0
           35    25-Apr-07              0       38,403.32       38,403.32    7,409,000.00                0                   0
           36    25-May-07              0       38,403.32       38,403.32    7,409,000.00                0                   0
           37    25-Jun-07      53,120.41       38,403.32       91,523.72    7,355,879.59                0           53,120.41
           38    25-Jul-07     143,574.11       38,127.98      181,702.08    7,212,305.49                0          143,574.11
           39    25-Aug-07     140,825.11       37,383.78      178,208.89    7,071,480.38                0          140,825.11
           40    25-Sep-07     138,128.09       36,653.84      174,781.93    6,933,352.29                0          138,128.09
           41    25-Oct-07     135,482.09       35,937.88      171,419.96    6,797,870.20                0          135,482.09
           42    25-Nov-07     132,886.14       35,235.63      168,121.76    6,664,984.06                0          132,886.14
           43    25-Dec-07     130,339.30       34,546.83      164,886.14    6,534,644.76                0          130,339.30
           44    25-Jan-08     127,840.66       33,871.24      161,711.90    6,406,804.10                0          127,840.66
           45    25-Feb-08     125,389.31       33,208.60      158,597.91    6,281,414.78                0          125,389.31
           46    25-Mar-08     122,984.36       32,558.67      155,543.03    6,158,430.42                0          122,984.36
           47    25-Apr-08     120,624.94       31,921.20      152,546.14    6,037,805.48                0          120,624.94
           48    25-May-08     118,310.20       31,295.96      149,606.16    5,919,495.27                0          118,310.20
           49    25-Jun-08     116,039.30       30,682.72      146,722.02    5,803,455.97                0          116,039.30
           50    25-Jul-08     113,811.41       30,081.25      143,892.66    5,689,644.56                0          113,811.41
           51    25-Aug-08     111,625.73       29,491.32      141,117.05    5,578,018.83                0          111,625.73
           52    25-Sep-08     109,481.46       28,912.73      138,394.19    5,468,537.37                0          109,481.46
           53    25-Oct-08     107,377.83       28,345.25      135,723.09    5,361,159.53                0          107,377.83
           54    25-Nov-08     105,314.08       27,788.68      133,102.75    5,255,845.46                0          105,314.08
           55    25-Dec-08     103,289.44       27,242.80      130,532.24    5,152,556.01                0          103,289.44
           56    25-Jan-09     101,303.20       26,707.42      128,010.62    5,051,252.81                0          101,303.20
           57    25-Feb-09      99,354.63       26,182.33      125,536.95    4,951,898.18                0           99,354.63
           58    25-Mar-09      97,443.01       25,667.34      123,110.35    4,854,455.17                0           97,443.01
           59    25-Apr-09      95,567.66       25,162.26      120,729.92    4,758,887.51                0           95,567.66
           60    25-May-09      93,727.90       24,666.90      118,394.80    4,665,159.61                0           93,727.90
           61    25-Jun-09      91,923.05       24,181.08      116,104.13    4,573,236.56                0           91,923.05
           62    25-Jul-09      90,152.46       23,704.61      113,857.07    4,483,084.10                0           90,152.46
           63    25-Aug-09      88,415.48       23,237.32      111,652.80    4,394,668.62                0           88,415.48
           64    25-Sep-09      86,711.49       22,779.03      109,490.52    4,307,957.13                0           86,711.49
           65    25-Oct-09      85,039.85       22,329.58      107,369.43    4,222,917.28                0           85,039.85
           66    25-Nov-09      83,399.98       21,888.79      105,288.76    4,139,517.30                0           83,399.98
           67    25-Dec-09      81,791.25       21,456.50      103,247.75    4,057,726.05                0           81,791.25
           68    25-Jan-10      80,213.10       21,032.55      101,245.65    3,977,512.95                0           80,213.10
           69    25-Feb-10      78,664.94       20,616.78       99,281.72    3,898,848.01                0           78,664.94
           70    25-Mar-10      77,146.21       20,209.03       97,355.24    3,821,701.80                0           77,146.21
           71    25-Apr-10      75,656.36       19,809.15       95,465.51    3,746,045.44                0           75,656.36
           72    25-May-10      74,194.84       19,417.00       93,611.84    3,671,850.60                0           74,194.84
           73    25-Jun-10      72,761.12       19,032.43       91,793.54    3,599,089.48                0           72,761.12
           74    25-Jul-10      71,354.67       18,655.28       90,009.95    3,527,734.81                0           71,354.67
           75    25-Aug-10      69,974.99       18,285.43       88,260.42    3,457,759.82                0           69,974.99
           76    25-Sep-10      68,621.57       17,922.72       86,544.29    3,389,138.25                0           68,621.57
           77    25-Oct-10      67,293.91       17,567.03       84,860.94    3,321,844.35                0           67,293.91
           78    25-Nov-10      65,991.52       17,218.23       83,209.75    3,255,852.82                0           65,991.52
           79    25-Dec-10      64,713.94       16,876.17       81,590.11    3,191,138.88                0           64,713.94
           80    25-Jan-11      63,460.69       16,540.74       80,001.43    3,127,678.19                0           63,460.69
           81    25-Feb-11      62,231.32       16,211.80       78,443.12    3,065,446.86                0           62,231.32
           82    25-Mar-11      61,025.38       15,889.23       76,914.61    3,004,421.48                0           61,025.38
           83    25-Apr-11      59,842.42       15,572.92       75,415.34    2,944,579.07                0           59,842.42
           84    25-May-11      58,682.01       15,262.73       73,944.74    2,885,897.06                0           58,682.01
           85    25-Jun-11      57,543.73       14,958.57       72,502.29    2,828,353.33                0           57,543.73
           86    25-Jul-11      56,427.15       14,660.30       71,087.45    2,771,926.18                0           56,427.15
           87    25-Aug-11      55,331.87       14,367.82       69,699.69    2,716,594.31                0           55,331.87
           88    25-Sep-11      54,257.49       14,081.01       68,338.51    2,662,336.81                0           54,257.49
           89    25-Oct-11      53,203.62       13,799.78       67,003.40    2,609,133.19                0           53,203.62
           90    25-Nov-11      52,169.86       13,524.01       65,693.87    2,556,963.33                0           52,169.86
           91    25-Dec-11      51,155.83       13,253.59       64,409.43    2,505,807.50                0           51,155.83
           92    25-Jan-12      50,161.17       12,988.44       63,149.61    2,455,646.32                0           50,161.17
           93    25-Feb-12      49,185.51       12,728.43       61,913.95    2,406,460.81                0           49,185.51
           94    25-Mar-12      48,228.49       12,473.49       60,701.98    2,358,232.32                0           48,228.49
           95    25-Apr-12      47,289.76       12,223.50       59,513.26    2,310,942.56                0           47,289.76
           96    25-May-12      46,368.97       11,978.39       58,347.35    2,264,573.60                0           46,368.97
           97    25-Jun-12      45,465.78       11,738.04       57,203.82    2,219,107.82                0           45,465.78
           98    25-Jul-12      44,579.86       11,502.38       56,082.23    2,174,527.96                0           44,579.86
           99    25-Aug-12      43,710.88       11,271.30       54,982.19    2,130,817.08                0           43,710.88
          100    25-Sep-12      42,858.54       11,044.74       53,903.27    2,087,958.54                0           42,858.54
          101    25-Oct-12      42,022.50       10,822.59       52,845.08    2,045,936.05                0           42,022.50
          102    25-Nov-12      41,202.46       10,604.77       51,807.23    2,004,733.59                0           41,202.46
          103    25-Dec-12      40,398.12       10,391.20       50,789.32    1,964,335.47                0           40,398.12
          104    25-Jan-13      39,609.18       10,181.81       49,790.99    1,924,726.28                0           39,609.18
          105    25-Feb-13      38,835.36        9,976.50       48,811.86    1,885,890.92                0           38,835.36
          106    25-Mar-13      38,076.36        9,775.20       47,851.56    1,847,814.57                0           38,076.36
          107    25-Apr-13      37,331.90        9,577.84       46,909.74    1,810,482.66                0           37,331.90
          108    25-May-13      36,601.72        9,384.34       45,986.05    1,773,880.94                0           36,601.72
          109    25-Jun-13      35,885.53        9,194.62       45,080.15    1,737,995.41                0           35,885.53
          110    25-Jul-13      60,173.21        9,008.61       69,181.82    1,677,822.20                0           60,173.21
          111    25-Aug-13      76,872.57        8,696.71       85,569.28    1,600,949.63                0           76,872.57
          112    25-Sep-13      75,366.60        8,298.26       83,664.85    1,525,583.03                0           75,366.60
          113    25-Oct-13      73,889.53        7,907.61       81,797.13    1,451,693.50                0           73,889.53
          114    25-Nov-13      72,440.81        7,524.61       79,965.42    1,379,252.70                0           72,440.81
          115    25-Dec-13      71,019.91        7,149.13       78,169.04    1,308,232.79                0           71,019.91
          116    25-Jan-14      69,626.30        6,781.01       76,407.31    1,238,606.49                0           69,626.30
          117    25-Feb-14   1,238,606.49        6,420.11    1,245,026.60               0                0        1,238,606.49


Period             Date         Accrued Interest      Coupon      Effective Coupon
Total                              2,956,580.09

            0    28-May-04                    0           0                      0
            1    25-Jun-04            38,403.32        6.22                   6.22
            2    25-Jul-04            38,403.32        6.22                   6.22
            3    25-Aug-04            38,403.32        6.22                   6.22
            4    25-Sep-04            38,403.32        6.22                   6.22
            5    25-Oct-04            38,403.32        6.22                   6.22
            6    25-Nov-04            38,403.32        6.22                   6.22
            7    25-Dec-04            38,403.32        6.22                   6.22
            8    25-Jan-05            38,403.32        6.22                   6.22
            9    25-Feb-05            38,403.32        6.22                   6.22
           10    25-Mar-05            38,403.32        6.22                   6.22
           11    25-Apr-05            38,403.32        6.22                   6.22
           12    25-May-05            38,403.32        6.22                   6.22
           13    25-Jun-05            38,403.32        6.22                   6.22
           14    25-Jul-05            38,403.32        6.22                   6.22
           15    25-Aug-05            38,403.32        6.22                   6.22
           16    25-Sep-05            38,403.32        6.22                   6.22
           17    25-Oct-05            38,403.32        6.22                   6.22
           18    25-Nov-05            38,403.32        6.22                   6.22
           19    25-Dec-05            38,403.32        6.22                   6.22
           20    25-Jan-06            38,403.32        6.22                   6.22
           21    25-Feb-06            38,403.32        6.22                   6.22
           22    25-Mar-06            38,403.32        6.22                   6.22
           23    25-Apr-06            38,403.32        6.22                   6.22
           24    25-May-06            38,403.32        6.22                   6.22
           25    25-Jun-06            38,403.32        6.22                   6.22
           26    25-Jul-06            38,403.32        6.22                   6.22
           27    25-Aug-06            38,403.32        6.22                   6.22
           28    25-Sep-06            38,403.32        6.22                   6.22
           29    25-Oct-06            38,403.32        6.22                   6.22
           30    25-Nov-06            38,403.32        6.22                   6.22
           31    25-Dec-06            38,403.32        6.22                   6.22
           32    25-Jan-07            38,403.32        6.22                   6.22
           33    25-Feb-07            38,403.32        6.22                   6.22
           34    25-Mar-07            38,403.32        6.22                   6.22
           35    25-Apr-07            38,403.32        6.22                   6.22
           36    25-May-07            38,403.32        6.22                   6.22
           37    25-Jun-07            38,403.32        6.22                   6.22
           38    25-Jul-07            38,127.98        6.22                   6.22
           39    25-Aug-07            37,383.78        6.22                   6.22
           40    25-Sep-07            36,653.84        6.22                   6.22
           41    25-Oct-07            35,937.88        6.22                   6.22
           42    25-Nov-07            35,235.63        6.22                   6.22
           43    25-Dec-07            34,546.83        6.22                   6.22
           44    25-Jan-08            33,871.24        6.22                   6.22
           45    25-Feb-08            33,208.60        6.22                   6.22
           46    25-Mar-08            32,558.67        6.22                   6.22
           47    25-Apr-08            31,921.20        6.22                   6.22
           48    25-May-08            31,295.96        6.22                   6.22
           49    25-Jun-08            30,682.72        6.22                   6.22
           50    25-Jul-08            30,081.25        6.22                   6.22
           51    25-Aug-08            29,491.32        6.22                   6.22
           52    25-Sep-08            28,912.73        6.22                   6.22
           53    25-Oct-08            28,345.25        6.22                   6.22
           54    25-Nov-08            27,788.68        6.22                   6.22
           55    25-Dec-08            27,242.80        6.22                   6.22
           56    25-Jan-09            26,707.42        6.22                   6.22
           57    25-Feb-09            26,182.33        6.22                   6.22
           58    25-Mar-09            25,667.34        6.22                   6.22
           59    25-Apr-09            25,162.26        6.22                   6.22
           60    25-May-09            24,666.90        6.22                   6.22
           61    25-Jun-09            24,181.08        6.22                   6.22
           62    25-Jul-09            23,704.61        6.22                   6.22
           63    25-Aug-09            23,237.32        6.22                   6.22
           64    25-Sep-09            22,779.03        6.22                   6.22
           65    25-Oct-09            22,329.58        6.22                   6.22
           66    25-Nov-09            21,888.79        6.22                   6.22
           67    25-Dec-09            21,456.50        6.22                   6.22
           68    25-Jan-10            21,032.55        6.22                   6.22
           69    25-Feb-10            20,616.78        6.22                   6.22
           70    25-Mar-10            20,209.03        6.22                   6.22
           71    25-Apr-10            19,809.15        6.22                   6.22
           72    25-May-10            19,417.00        6.22                   6.22
           73    25-Jun-10            19,032.43        6.22                   6.22
           74    25-Jul-10            18,655.28        6.22                   6.22
           75    25-Aug-10            18,285.43        6.22                   6.22
           76    25-Sep-10            17,922.72        6.22                   6.22
           77    25-Oct-10            17,567.03        6.22                   6.22
           78    25-Nov-10            17,218.23        6.22                   6.22
           79    25-Dec-10            16,876.17        6.22                   6.22
           80    25-Jan-11            16,540.74        6.22                   6.22
           81    25-Feb-11            16,211.80        6.22                   6.22
           82    25-Mar-11            15,889.23        6.22                   6.22
           83    25-Apr-11            15,572.92        6.22                   6.22
           84    25-May-11            15,262.73        6.22                   6.22
           85    25-Jun-11            14,958.57        6.22                   6.22
           86    25-Jul-11            14,660.30        6.22                   6.22
           87    25-Aug-11            14,367.82        6.22                   6.22
           88    25-Sep-11            14,081.01        6.22                   6.22
           89    25-Oct-11            13,799.78        6.22                   6.22
           90    25-Nov-11            13,524.01        6.22                   6.22
           91    25-Dec-11            13,253.59        6.22                   6.22
           92    25-Jan-12            12,988.44        6.22                   6.22
           93    25-Feb-12            12,728.43        6.22                   6.22
           94    25-Mar-12            12,473.49        6.22                   6.22
           95    25-Apr-12            12,223.50        6.22                   6.22
           96    25-May-12            11,978.39        6.22                   6.22
           97    25-Jun-12            11,738.04        6.22                   6.22
           98    25-Jul-12            11,502.38        6.22                   6.22
           99    25-Aug-12            11,271.30        6.22                   6.22
          100    25-Sep-12            11,044.74        6.22                   6.22
          101    25-Oct-12            10,822.59        6.22                   6.22
          102    25-Nov-12            10,604.77        6.22                   6.22
          103    25-Dec-12            10,391.20        6.22                   6.22
          104    25-Jan-13            10,181.81        6.22                   6.22
          105    25-Feb-13             9,976.50        6.22                   6.22
          106    25-Mar-13             9,775.20        6.22                   6.22
          107    25-Apr-13             9,577.84        6.22                   6.22
          108    25-May-13             9,384.34        6.22                   6.22
          109    25-Jun-13             9,194.62        6.22                   6.22
          110    25-Jul-13             9,008.61        6.22                   6.22
          111    25-Aug-13             8,696.71        6.22                   6.22
          112    25-Sep-13             8,298.26        6.22                   6.22
          113    25-Oct-13             7,907.61        6.22                   6.22
          114    25-Nov-13             7,524.61        6.22                   6.22
          115    25-Dec-13             7,149.13        6.22                   6.22
          116    25-Jan-14             6,781.01        6.22                   6.22
          117    25-Feb-14             6,420.11        6.22                   6.22

GSAA_04-3  - CashflowsB1 To Maturity

Period            Date        Principal       Interest       Cash Flow        Balance        Sched Princ       Unsched Princ
Total                       7,409,000.00    3,024,369.07   10,433,369.07                                0        7,409,000.00

           0    28-May-04              0               0               0    7,409,000.00                0                   0
           1    25-Jun-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
           2    25-Jul-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
           3    25-Aug-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
           4    25-Sep-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
           5    25-Oct-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
           6    25-Nov-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
           7    25-Dec-04              0       38,403.32       38,403.32    7,409,000.00                0                   0
           8    25-Jan-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
           9    25-Feb-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
          10    25-Mar-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
          11    25-Apr-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
          12    25-May-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
          13    25-Jun-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
          14    25-Jul-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
          15    25-Aug-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
          16    25-Sep-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
          17    25-Oct-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
          18    25-Nov-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
          19    25-Dec-05              0       38,403.32       38,403.32    7,409,000.00                0                   0
          20    25-Jan-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          21    25-Feb-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          22    25-Mar-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          23    25-Apr-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          24    25-May-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          25    25-Jun-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          26    25-Jul-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          27    25-Aug-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          28    25-Sep-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          29    25-Oct-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          30    25-Nov-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          31    25-Dec-06              0       38,403.32       38,403.32    7,409,000.00                0                   0
          32    25-Jan-07              0       38,403.32       38,403.32    7,409,000.00                0                   0
          33    25-Feb-07              0       38,403.32       38,403.32    7,409,000.00                0                   0
          34    25-Mar-07              0       38,403.32       38,403.32    7,409,000.00                0                   0
          35    25-Apr-07              0       38,403.32       38,403.32    7,409,000.00                0                   0
          36    25-May-07              0       38,403.32       38,403.32    7,409,000.00                0                   0
          37    25-Jun-07      53,120.41       38,403.32       91,523.72    7,355,879.59                0           53,120.41
          38    25-Jul-07     143,574.11       38,127.98      181,702.08    7,212,305.49                0          143,574.11
          39    25-Aug-07     140,825.11       37,383.78      178,208.89    7,071,480.38                0          140,825.11
          40    25-Sep-07     138,128.09       36,653.84      174,781.93    6,933,352.29                0          138,128.09
          41    25-Oct-07     135,482.09       35,937.88      171,419.96    6,797,870.20                0          135,482.09
          42    25-Nov-07     132,886.14       35,235.63      168,121.76    6,664,984.06                0          132,886.14
          43    25-Dec-07     130,339.30       34,546.83      164,886.14    6,534,644.76                0          130,339.30
          44    25-Jan-08     127,840.66       33,871.24      161,711.90    6,406,804.10                0          127,840.66
          45    25-Feb-08     125,389.31       33,208.60      158,597.91    6,281,414.78                0          125,389.31
          46    25-Mar-08     122,984.36       32,558.67      155,543.03    6,158,430.42                0          122,984.36
          47    25-Apr-08     120,624.94       31,921.20      152,546.14    6,037,805.48                0          120,624.94
          48    25-May-08     118,310.20       31,295.96      149,606.16    5,919,495.27                0          118,310.20
          49    25-Jun-08     116,039.30       30,682.72      146,722.02    5,803,455.97                0          116,039.30
          50    25-Jul-08     113,811.41       30,081.25      143,892.66    5,689,644.56                0          113,811.41
          51    25-Aug-08     111,625.73       29,491.32      141,117.05    5,578,018.83                0          111,625.73
          52    25-Sep-08     109,481.46       28,912.73      138,394.19    5,468,537.37                0          109,481.46
          53    25-Oct-08     107,377.83       28,345.25      135,723.09    5,361,159.53                0          107,377.83
          54    25-Nov-08     105,314.08       27,788.68      133,102.75    5,255,845.46                0          105,314.08
          55    25-Dec-08     103,289.44       27,242.80      130,532.24    5,152,556.01                0          103,289.44
          56    25-Jan-09     101,303.20       26,707.42      128,010.62    5,051,252.81                0          101,303.20
          57    25-Feb-09      99,354.63       26,182.33      125,536.95    4,951,898.18                0           99,354.63
          58    25-Mar-09      97,443.01       25,667.34      123,110.35    4,854,455.17                0           97,443.01
          59    25-Apr-09      95,567.66       25,162.26      120,729.92    4,758,887.51                0           95,567.66
          60    25-May-09      93,727.90       24,666.90      118,394.80    4,665,159.61                0           93,727.90
          61    25-Jun-09      91,923.05       24,181.08      116,104.13    4,573,236.56                0           91,923.05
          62    25-Jul-09      90,152.46       23,704.61      113,857.07    4,483,084.10                0           90,152.46
          63    25-Aug-09      88,415.48       23,237.32      111,652.80    4,394,668.62                0           88,415.48
          64    25-Sep-09      86,711.49       22,779.03      109,490.52    4,307,957.13                0           86,711.49
          65    25-Oct-09      85,039.85       22,329.58      107,369.43    4,222,917.28                0           85,039.85
          66    25-Nov-09      83,399.98       21,888.79      105,288.76    4,139,517.30                0           83,399.98
          67    25-Dec-09      81,791.25       21,456.50      103,247.75    4,057,726.05                0           81,791.25
          68    25-Jan-10      80,213.10       21,032.55      101,245.65    3,977,512.95                0           80,213.10
          69    25-Feb-10      78,664.94       20,616.78       99,281.72    3,898,848.01                0           78,664.94
          70    25-Mar-10      77,146.21       20,209.03       97,355.24    3,821,701.80                0           77,146.21
          71    25-Apr-10      75,656.36       19,809.15       95,465.51    3,746,045.44                0           75,656.36
          72    25-May-10      74,194.84       19,417.00       93,611.84    3,671,850.60                0           74,194.84
          73    25-Jun-10      72,761.12       19,032.43       91,793.54    3,599,089.48                0           72,761.12
          74    25-Jul-10      71,354.67       18,655.28       90,009.95    3,527,734.81                0           71,354.67
          75    25-Aug-10      69,974.99       18,285.43       88,260.42    3,457,759.82                0           69,974.99
          76    25-Sep-10      68,621.57       17,922.72       86,544.29    3,389,138.25                0           68,621.57
          77    25-Oct-10      67,293.91       17,567.03       84,860.94    3,321,844.35                0           67,293.91
          78    25-Nov-10      65,991.52       17,218.23       83,209.75    3,255,852.82                0           65,991.52
          79    25-Dec-10      64,713.94       16,876.17       81,590.11    3,191,138.88                0           64,713.94
          80    25-Jan-11      63,460.69       16,540.74       80,001.43    3,127,678.19                0           63,460.69
          81    25-Feb-11      62,231.32       16,211.80       78,443.12    3,065,446.86                0           62,231.32
          82    25-Mar-11      61,025.38       15,889.23       76,914.61    3,004,421.48                0           61,025.38
          83    25-Apr-11      59,842.42       15,572.92       75,415.34    2,944,579.07                0           59,842.42
          84    25-May-11      58,682.01       15,262.73       73,944.74    2,885,897.06                0           58,682.01
          85    25-Jun-11      57,543.73       14,958.57       72,502.29    2,828,353.33                0           57,543.73
          86    25-Jul-11      56,427.15       14,660.30       71,087.45    2,771,926.18                0           56,427.15
          87    25-Aug-11      55,331.87       14,367.82       69,699.69    2,716,594.31                0           55,331.87
          88    25-Sep-11      54,257.49       14,081.01       68,338.51    2,662,336.81                0           54,257.49
          89    25-Oct-11      53,203.62       13,799.78       67,003.40    2,609,133.19                0           53,203.62
          90    25-Nov-11      52,169.86       13,524.01       65,693.87    2,556,963.33                0           52,169.86
          91    25-Dec-11      51,155.83       13,253.59       64,409.43    2,505,807.50                0           51,155.83
          92    25-Jan-12      50,161.17       12,988.44       63,149.61    2,455,646.32                0           50,161.17
          93    25-Feb-12      49,185.51       12,728.43       61,913.95    2,406,460.81                0           49,185.51
          94    25-Mar-12      48,228.49       12,473.49       60,701.98    2,358,232.32                0           48,228.49
          95    25-Apr-12      47,289.76       12,223.50       59,513.26    2,310,942.56                0           47,289.76
          96    25-May-12      46,368.97       11,978.39       58,347.35    2,264,573.60                0           46,368.97
          97    25-Jun-12      45,465.78       11,738.04       57,203.82    2,219,107.82                0           45,465.78
          98    25-Jul-12      44,579.86       11,502.38       56,082.23    2,174,527.96                0           44,579.86
          99    25-Aug-12      43,710.88       11,271.30       54,982.19    2,130,817.08                0           43,710.88
         100    25-Sep-12      42,858.54       11,044.74       53,903.27    2,087,958.54                0           42,858.54
         101    25-Oct-12      42,022.50       10,822.59       52,845.08    2,045,936.05                0           42,022.50
         102    25-Nov-12      41,202.46       10,604.77       51,807.23    2,004,733.59                0           41,202.46
         103    25-Dec-12      40,398.12       10,391.20       50,789.32    1,964,335.47                0           40,398.12
         104    25-Jan-13      39,609.18       10,181.81       49,790.99    1,924,726.28                0           39,609.18
         105    25-Feb-13      38,835.36        9,976.50       48,811.86    1,885,890.92                0           38,835.36
         106    25-Mar-13      38,076.36        9,775.20       47,851.56    1,847,814.57                0           38,076.36
         107    25-Apr-13      37,331.90        9,577.84       46,909.74    1,810,482.66                0           37,331.90
         108    25-May-13      36,601.72        9,384.34       45,986.05    1,773,880.94                0           36,601.72
         109    25-Jun-13      35,885.53        9,194.62       45,080.15    1,737,995.41                0           35,885.53
         110    25-Jul-13      60,173.21        9,008.61       69,181.82    1,677,822.20                0           60,173.21
         111    25-Aug-13      76,872.57        8,696.71       85,569.28    1,600,949.63                0           76,872.57
         112    25-Sep-13      75,366.60        8,298.26       83,664.85    1,525,583.03                0           75,366.60
         113    25-Oct-13      73,889.53        7,907.61       81,797.13    1,451,693.50                0           73,889.53
         114    25-Nov-13      72,440.81        7,524.61       79,965.42    1,379,252.70                0           72,440.81
         115    25-Dec-13      71,019.91        7,149.13       78,169.04    1,308,232.79                0           71,019.91
         116    25-Jan-14      69,626.30        6,781.01       76,407.31    1,238,606.49                0           69,626.30
         117    25-Feb-14      68,259.47        6,420.11       74,679.58    1,170,347.02                0           68,259.47
         118    25-Mar-14      66,918.90        6,161.05       73,079.95    1,103,428.12                0           66,918.90
         119    25-Apr-14      65,921.48        5,808.80       71,730.28    1,037,506.64                0           65,921.48
         120    25-May-14      64,622.06        5,461.79       70,083.85      972,884.58                0           64,622.06
         121    25-Jun-14      63,347.67        5,121.62       68,469.30      909,536.90                0           63,347.67
         122    25-Jul-14      62,097.85        4,788.16       66,886.00      847,439.06                0           62,097.85
         123    25-Aug-14      60,872.11        4,461.27       65,333.38      786,566.95                0           60,872.11
         124    25-Sep-14      59,670.01        4,140.84       63,810.85      726,896.94                0           59,670.01
         125    25-Oct-14      58,491.10        3,826.72       62,317.82      668,405.84                0           58,491.10
         126    25-Nov-14      57,334.93        3,518.82       60,853.74      611,070.91                0           57,334.93
         127    25-Dec-14      56,201.07        4,108.44       60,309.52      554,869.84                0           56,201.07
         128    25-Jan-15      55,089.11        4,063.06       59,152.17      499,780.73                0           55,089.11
         129    25-Feb-15      53,998.62        3,955.74       57,954.35      445,782.11                0           53,998.62
         130    25-Mar-15      52,929.19        2,561.95       55,491.13      392,852.93                0           52,929.19
         131    25-Apr-15      51,880.42        2,199.98       54,080.40      340,972.50                0           51,880.42
         132    25-May-15      50,851.93        1,909.45       52,761.38      290,120.57                0           50,851.93
         133    25-Jun-15      49,843.32        1,624.68       51,468.00      240,277.25                0           49,843.32
         134    25-Jul-15      48,854.22        1,345.55       50,199.77      191,423.03                0           48,854.22
         135    25-Aug-15      47,884.26        1,071.97       48,956.23      143,538.77                0           47,884.26
         136    25-Sep-15      46,933.06          803.82       47,736.88       96,605.71                0           46,933.06
         137    25-Oct-15      46,000.28          540.99       46,541.27       50,605.42                0           46,000.28
         138    25-Nov-15      45,085.57          283.39       45,368.96        5,519.86                0           45,085.57
         139    25-Dec-15       5,519.86           30.91        5,550.77               0                0            5,519.86



Period            Date        Accrued Interest   Interest Shortfall       Accum Interest Shortfall    Couponcap Shortfall
Total                            3,024,264.10                     0                                               4,055.57

           0    28-May-04                   0                     0                               0                      0
           1    25-Jun-04           38,403.32                     0                               0                      0
           2    25-Jul-04           38,403.32                     0                               0                      0
           3    25-Aug-04           38,403.32                     0                               0                      0
           4    25-Sep-04           38,403.32                     0                               0                      0
           5    25-Oct-04           38,403.32                     0                               0                      0
           6    25-Nov-04           38,403.32                     0                               0                      0
           7    25-Dec-04           38,403.32                     0                               0                      0
           8    25-Jan-05           38,403.32                     0                               0                      0
           9    25-Feb-05           38,403.32                     0                               0                      0
          10    25-Mar-05           38,403.32                     0                               0                      0
          11    25-Apr-05           38,403.32                     0                               0                      0
          12    25-May-05           38,403.32                     0                               0                      0
          13    25-Jun-05           38,403.32                     0                               0                      0
          14    25-Jul-05           38,403.32                     0                               0                      0
          15    25-Aug-05           38,403.32                     0                               0                      0
          16    25-Sep-05           38,403.32                     0                               0                      0
          17    25-Oct-05           38,403.32                     0                               0                      0
          18    25-Nov-05           38,403.32                     0                               0                      0
          19    25-Dec-05           38,403.32                     0                               0                      0
          20    25-Jan-06           38,403.32                     0                               0                      0
          21    25-Feb-06           38,403.32                     0                               0                      0
          22    25-Mar-06           38,403.32                     0                               0                      0
          23    25-Apr-06           38,403.32                     0                               0                      0
          24    25-May-06           38,403.32                     0                               0                      0
          25    25-Jun-06           38,403.32                     0                               0                      0
          26    25-Jul-06           38,403.32                     0                               0                      0
          27    25-Aug-06           38,403.32                     0                               0                      0
          28    25-Sep-06           38,403.32                     0                               0                      0
          29    25-Oct-06           38,403.32                     0                               0                      0
          30    25-Nov-06           38,403.32                     0                               0                      0
          31    25-Dec-06           38,403.32                     0                               0                      0
          32    25-Jan-07           38,403.32                     0                               0                      0
          33    25-Feb-07           38,403.32                     0                               0                      0
          34    25-Mar-07           38,403.32                     0                               0                      0
          35    25-Apr-07           38,403.32                     0                               0                      0
          36    25-May-07           38,403.32                     0                               0                      0
          37    25-Jun-07           38,403.32                     0                               0                      0
          38    25-Jul-07           38,127.98                     0                               0                      0
          39    25-Aug-07           37,383.78                     0                               0                      0
          40    25-Sep-07           36,653.84                     0                               0                      0
          41    25-Oct-07           35,937.88                     0                               0                      0
          42    25-Nov-07           35,235.63                     0                               0                      0
          43    25-Dec-07           34,546.83                     0                               0                      0
          44    25-Jan-08           33,871.24                     0                               0                      0
          45    25-Feb-08           33,208.60                     0                               0                      0
          46    25-Mar-08           32,558.67                     0                               0                      0
          47    25-Apr-08           31,921.20                     0                               0                      0
          48    25-May-08           31,295.96                     0                               0                      0
          49    25-Jun-08           30,682.72                     0                               0                      0
          50    25-Jul-08           30,081.25                     0                               0                      0
          51    25-Aug-08           29,491.32                     0                               0                      0
          52    25-Sep-08           28,912.73                     0                               0                      0
          53    25-Oct-08           28,345.25                     0                               0                      0
          54    25-Nov-08           27,788.68                     0                               0                      0
          55    25-Dec-08           27,242.80                     0                               0                      0
          56    25-Jan-09           26,707.42                     0                               0                      0
          57    25-Feb-09           26,182.33                     0                               0                      0
          58    25-Mar-09           25,667.34                     0                               0                      0
          59    25-Apr-09           25,162.26                     0                               0                      0
          60    25-May-09           24,666.90                     0                               0                      0
          61    25-Jun-09           24,181.08                     0                               0                      0
          62    25-Jul-09           23,704.61                     0                               0                      0
          63    25-Aug-09           23,237.32                     0                               0                      0
          64    25-Sep-09           22,779.03                     0                               0                      0
          65    25-Oct-09           22,329.58                     0                               0                      0
          66    25-Nov-09           21,888.79                     0                               0                      0
          67    25-Dec-09           21,456.50                     0                               0                      0
          68    25-Jan-10           21,032.55                     0                               0                      0
          69    25-Feb-10           20,616.78                     0                               0                      0
          70    25-Mar-10           20,209.03                     0                               0                      0
          71    25-Apr-10           19,809.15                     0                               0                      0
          72    25-May-10           19,417.00                     0                               0                      0
          73    25-Jun-10           19,032.43                     0                               0                      0
          74    25-Jul-10           18,655.28                     0                               0                      0
          75    25-Aug-10           18,285.43                     0                               0                      0
          76    25-Sep-10           17,922.72                     0                               0                      0
          77    25-Oct-10           17,567.03                     0                               0                      0
          78    25-Nov-10           17,218.23                     0                               0                      0
          79    25-Dec-10           16,876.17                     0                               0                      0
          80    25-Jan-11           16,540.74                     0                               0                      0
          81    25-Feb-11           16,211.80                     0                               0                      0
          82    25-Mar-11           15,889.23                     0                               0                      0
          83    25-Apr-11           15,572.92                     0                               0                      0
          84    25-May-11           15,262.73                     0                               0                      0
          85    25-Jun-11           14,958.57                     0                               0                      0
          86    25-Jul-11           14,660.30                     0                               0                      0
          87    25-Aug-11           14,367.82                     0                               0                      0
          88    25-Sep-11           14,081.01                     0                               0                      0
          89    25-Oct-11           13,799.78                     0                               0                      0
          90    25-Nov-11           13,524.01                     0                               0                      0
          91    25-Dec-11           13,253.59                     0                               0                      0
          92    25-Jan-12           12,988.44                     0                               0                      0
          93    25-Feb-12           12,728.43                     0                               0                      0
          94    25-Mar-12           12,473.49                     0                               0                      0
          95    25-Apr-12           12,223.50                     0                               0                      0
          96    25-May-12           11,978.39                     0                               0                      0
          97    25-Jun-12           11,738.04                     0                               0                      0
          98    25-Jul-12           11,502.38                     0                               0                      0
          99    25-Aug-12           11,271.30                     0                               0                      0
         100    25-Sep-12           11,044.74                     0                               0                      0
         101    25-Oct-12           10,822.59                     0                               0                      0
         102    25-Nov-12           10,604.77                     0                               0                      0
         103    25-Dec-12           10,391.20                     0                               0                      0
         104    25-Jan-13           10,181.81                     0                               0                      0
         105    25-Feb-13            9,976.50                     0                               0                      0
         106    25-Mar-13            9,775.20                     0                               0                      0
         107    25-Apr-13            9,577.84                     0                               0                      0
         108    25-May-13            9,384.34                     0                               0                      0
         109    25-Jun-13            9,194.62                     0                               0                      0
         110    25-Jul-13            9,008.61                     0                               0                      0
         111    25-Aug-13            8,696.71                     0                               0                      0
         112    25-Sep-13            8,298.26                     0                               0                      0
         113    25-Oct-13            7,907.61                     0                               0                      0
         114    25-Nov-13            7,524.61                     0                               0                      0
         115    25-Dec-13            7,149.13                     0                               0                      0
         116    25-Jan-14            6,781.01                     0                               0                      0
         117    25-Feb-14            6,420.11                     0                               0                      0
         118    25-Mar-14            6,553.94                     0                               0                 392.89
         119    25-Apr-14            6,179.20                     0                               0                  370.4
         120    25-May-14            5,810.04                     0                               0                 348.25
         121    25-Jun-14            5,448.15                     0                               0                 326.53
         122    25-Jul-14            5,093.41                     0                               0                 305.25
         123    25-Aug-14            4,745.66                     0                               0                 284.39
         124    25-Sep-14            4,404.77                     0                               0                 263.94
         125    25-Oct-14            4,070.62                     0                               0                  243.9
         126    25-Nov-14            3,743.07                     0                               0                 224.26
         127    25-Dec-14            3,422.00                     0                               0                    205
         128    25-Jan-15            3,107.27                     0                               0                 186.14
         129    25-Feb-15            2,798.77                     0                               0                 167.64
         130    25-Mar-15            2,496.38                     0                               0                 149.52
         131    25-Apr-15            2,199.98                     0                               0                 131.76
         132    25-May-15            1,909.45                     0                               0                 114.35
         133    25-Jun-15            1,624.68                     0                               0                  97.29
         134    25-Jul-15            1,345.55                     0                               0                  80.57
         135    25-Aug-15            1,071.97                     0                               0                  64.18
         136    25-Sep-15              803.82                     0                               0                  48.12
         137    25-Oct-15              540.99                     0                               0                  32.39
         138    25-Nov-15              283.39                     0                               0                  16.96
         139    25-Dec-15               30.91                     0                               0                   1.85


Period            Date       Couponcap Accum Shortfall        Couponcap Shortfall Payback         Coupon      Effective Coupon
Total                                                                             4,160.53

           0    28-May-04                              0                                 0            0                      0
           1    25-Jun-04                              0                                 0         6.22                   6.22
           2    25-Jul-04                              0                                 0         6.22                   6.22
           3    25-Aug-04                              0                                 0         6.22                   6.22
           4    25-Sep-04                              0                                 0         6.22                   6.22
           5    25-Oct-04                              0                                 0         6.22                   6.22
           6    25-Nov-04                              0                                 0         6.22                   6.22
           7    25-Dec-04                              0                                 0         6.22                   6.22
           8    25-Jan-05                              0                                 0         6.22                   6.22
           9    25-Feb-05                              0                                 0         6.22                   6.22
          10    25-Mar-05                              0                                 0         6.22                   6.22
          11    25-Apr-05                              0                                 0         6.22                   6.22
          12    25-May-05                              0                                 0         6.22                   6.22
          13    25-Jun-05                              0                                 0         6.22                   6.22
          14    25-Jul-05                              0                                 0         6.22                   6.22
          15    25-Aug-05                              0                                 0         6.22                   6.22
          16    25-Sep-05                              0                                 0         6.22                   6.22
          17    25-Oct-05                              0                                 0         6.22                   6.22
          18    25-Nov-05                              0                                 0         6.22                   6.22
          19    25-Dec-05                              0                                 0         6.22                   6.22
          20    25-Jan-06                              0                                 0         6.22                   6.22
          21    25-Feb-06                              0                                 0         6.22                   6.22
          22    25-Mar-06                              0                                 0         6.22                   6.22
          23    25-Apr-06                              0                                 0         6.22                   6.22
          24    25-May-06                              0                                 0         6.22                   6.22
          25    25-Jun-06                              0                                 0         6.22                   6.22
          26    25-Jul-06                              0                                 0         6.22                   6.22
          27    25-Aug-06                              0                                 0         6.22                   6.22
          28    25-Sep-06                              0                                 0         6.22                   6.22
          29    25-Oct-06                              0                                 0         6.22                   6.22
          30    25-Nov-06                              0                                 0         6.22                   6.22
          31    25-Dec-06                              0                                 0         6.22                   6.22
          32    25-Jan-07                              0                                 0         6.22                   6.22
          33    25-Feb-07                              0                                 0         6.22                   6.22
          34    25-Mar-07                              0                                 0         6.22                   6.22
          35    25-Apr-07                              0                                 0         6.22                   6.22
          36    25-May-07                              0                                 0         6.22                   6.22
          37    25-Jun-07                              0                                 0         6.22                   6.22
          38    25-Jul-07                              0                                 0         6.22                   6.22
          39    25-Aug-07                              0                                 0         6.22                   6.22
          40    25-Sep-07                              0                                 0         6.22                   6.22
          41    25-Oct-07                              0                                 0         6.22                   6.22
          42    25-Nov-07                              0                                 0         6.22                   6.22
          43    25-Dec-07                              0                                 0         6.22                   6.22
          44    25-Jan-08                              0                                 0         6.22                   6.22
          45    25-Feb-08                              0                                 0         6.22                   6.22
          46    25-Mar-08                              0                                 0         6.22                   6.22
          47    25-Apr-08                              0                                 0         6.22                   6.22
          48    25-May-08                              0                                 0         6.22                   6.22
          49    25-Jun-08                              0                                 0         6.22                   6.22
          50    25-Jul-08                              0                                 0         6.22                   6.22
          51    25-Aug-08                              0                                 0         6.22                   6.22
          52    25-Sep-08                              0                                 0         6.22                   6.22
          53    25-Oct-08                              0                                 0         6.22                   6.22
          54    25-Nov-08                              0                                 0         6.22                   6.22
          55    25-Dec-08                              0                                 0         6.22                   6.22
          56    25-Jan-09                              0                                 0         6.22                   6.22
          57    25-Feb-09                              0                                 0         6.22                   6.22
          58    25-Mar-09                              0                                 0         6.22                   6.22
          59    25-Apr-09                              0                                 0         6.22                   6.22
          60    25-May-09                              0                                 0         6.22                   6.22
          61    25-Jun-09                              0                                 0         6.22                   6.22
          62    25-Jul-09                              0                                 0         6.22                   6.22
          63    25-Aug-09                              0                                 0         6.22                   6.22
          64    25-Sep-09                              0                                 0         6.22                   6.22
          65    25-Oct-09                              0                                 0         6.22                   6.22
          66    25-Nov-09                              0                                 0         6.22                   6.22
          67    25-Dec-09                              0                                 0         6.22                   6.22
          68    25-Jan-10                              0                                 0         6.22                   6.22
          69    25-Feb-10                              0                                 0         6.22                   6.22
          70    25-Mar-10                              0                                 0         6.22                   6.22
          71    25-Apr-10                              0                                 0         6.22                   6.22
          72    25-May-10                              0                                 0         6.22                   6.22
          73    25-Jun-10                              0                                 0         6.22                   6.22
          74    25-Jul-10                              0                                 0         6.22                   6.22
          75    25-Aug-10                              0                                 0         6.22                   6.22
          76    25-Sep-10                              0                                 0         6.22                   6.22
          77    25-Oct-10                              0                                 0         6.22                   6.22
          78    25-Nov-10                              0                                 0         6.22                   6.22
          79    25-Dec-10                              0                                 0         6.22                   6.22
          80    25-Jan-11                              0                                 0         6.22                   6.22
          81    25-Feb-11                              0                                 0         6.22                   6.22
          82    25-Mar-11                              0                                 0         6.22                   6.22
          83    25-Apr-11                              0                                 0         6.22                   6.22
          84    25-May-11                              0                                 0         6.22                   6.22
          85    25-Jun-11                              0                                 0         6.22                   6.22
          86    25-Jul-11                              0                                 0         6.22                   6.22
          87    25-Aug-11                              0                                 0         6.22                   6.22
          88    25-Sep-11                              0                                 0         6.22                   6.22
          89    25-Oct-11                              0                                 0         6.22                   6.22
          90    25-Nov-11                              0                                 0         6.22                   6.22
          91    25-Dec-11                              0                                 0         6.22                   6.22
          92    25-Jan-12                              0                                 0         6.22                   6.22
          93    25-Feb-12                              0                                 0         6.22                   6.22
          94    25-Mar-12                              0                                 0         6.22                   6.22
          95    25-Apr-12                              0                                 0         6.22                   6.22
          96    25-May-12                              0                                 0         6.22                   6.22
          97    25-Jun-12                              0                                 0         6.22                   6.22
          98    25-Jul-12                              0                                 0         6.22                   6.22
          99    25-Aug-12                              0                                 0         6.22                   6.22
         100    25-Sep-12                              0                                 0         6.22                   6.22
         101    25-Oct-12                              0                                 0         6.22                   6.22
         102    25-Nov-12                              0                                 0         6.22                   6.22
         103    25-Dec-12                              0                                 0         6.22                   6.22
         104    25-Jan-13                              0                                 0         6.22                   6.22
         105    25-Feb-13                              0                                 0         6.22                   6.22
         106    25-Mar-13                              0                                 0         6.22                   6.22
         107    25-Apr-13                              0                                 0         6.22                   6.22
         108    25-May-13                              0                                 0         6.22                   6.22
         109    25-Jun-13                              0                                 0         6.22                   6.22
         110    25-Jul-13                              0                                 0         6.22                   6.22
         111    25-Aug-13                              0                                 0         6.22                   6.22
         112    25-Sep-13                              0                                 0         6.22                   6.22
         113    25-Oct-13                              0                                 0         6.22                   6.22
         114    25-Nov-13                              0                                 0         6.22                   6.22
         115    25-Dec-13                              0                                 0         6.22                   6.22
         116    25-Jan-14                              0                                 0         6.22                   6.22
         117    25-Feb-14                              0                                 0         6.22                   6.22
         118    25-Mar-14                         392.89                                 0         6.72                  6.317
         119    25-Apr-14                         765.49                                 0         6.72                  6.317
         120    25-May-14                       1,118.03                                 0         6.72                  6.317
         121    25-Jun-14                       1,450.82                                 0         6.72                  6.317
         122    25-Jul-14                       1,764.19                                 0         6.72                  6.317
         123    25-Aug-14                       2,058.46                                 0         6.72                  6.317
         124    25-Sep-14                       2,333.93                                 0         6.72                  6.317
         125    25-Oct-14                       2,590.90                                 0         6.72                  6.317
         126    25-Nov-14                       2,829.66                                 0         6.72                  6.317
         127    25-Dec-14                       2,159.06                            891.45         6.72                  8.068
         128    25-Jan-15                       1,215.36                          1,141.93         6.72                  8.787
         129    25-Feb-15                           65.2                          1,324.61         6.72                  9.498
         130    25-Mar-15                              0                            215.09         6.72                  6.897
         131    25-Apr-15                              0                            131.76         6.72                   6.72
         132    25-May-15                              0                            114.35         6.72                   6.72
         133    25-Jun-15                              0                             97.29         6.72                   6.72
         134    25-Jul-15                              0                             80.57         6.72                   6.72
         135    25-Aug-15                              0                             64.18         6.72                   6.72
         136    25-Sep-15                              0                             48.12         6.72                   6.72
         137    25-Oct-15                              0                             32.39         6.72                   6.72
         138    25-Nov-15                              0                             16.96         6.72                   6.72
         139    25-Dec-15                              0                              1.85         6.72                   6.72

                                  $426,999,000
                                  (Approximate)
                                   GSAA 2004-3
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

-----------------------------------------------------------------------------------------------------------------------------------

                 Approximate Initial                   Target          Initial      Average       Principal
                      Principal         Certificate    Credit       Pass-Through      Life         Payment
  Certificates      Balance (1)(2)          Type     Support(3)       Rate (4)      (yrs)(5)    Window (5) (6)   Ratings Moody's/S&P
-----------------------------------------------------------------------------------------------------------------------------------
  AV-1               $158,103,000            Sr        10.15%        LIBOR +[ ]%      1.00      06/04 - 06/06         Aaa/AAA
  AF-2                $99,146,000            Sr        10.15%           [ ]%          3.00      06/06 - 09/08         Aaa/AAA
  AF-3                $30,108,000            Sr        10.15%           [ ]%          5.00      09/08 - 02/10         Aaa/AAA
  AF-4                $63,078,000            Sr        10.15%           [ ]%          8.58      02/10 - 02/14         Aaa/AAA
  AF-5                $38,938,000            Sr        10.15%           [ ]%          6.77      06/07 - 02/14         Aaa/AAA
  M-1                 $15,050,000           Mez         6.65%           [ ]%          6.42      06/07 - 02/14          Aa2/AA
  M-2                 $11,825,000           Mez         3.90%           [ ]%          6.42      06/07 - 02/14           A2/A
  B-1                  $7,525,000           Sub         2.15%           [ ]%          6.41      06/07 - 02/14         Baa2/BBB
  B-2                  $3,226,000           Sub         1.40%           [ ]%          6.07      06/07 - 07/13         Baa3/BBB-
  Total              $426,999,000
-----------------------------------------------------------------------------------------------------------------------------------

      (1) The aggregate initial principal balance of Certificates will be subject to an upward or downward variance of no more than approximately 5%.

      (2) The principal balance of the Offered Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.

      (3) Initial OC will be 0.70% and is expected to build to a targeted OC amount of 1.40%.

      (4) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

      (5)   Assuming payment based on the pricing speeds outlined in "Key Terms
            - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

      (6) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in April 2034.

Selected Mortgage Pool Data (7)

  ----------------------------------------------------------------------------
                                                         Aggregate
  ----------------------------------------------------------------------------
  Scheduled Principal Balance:                                   $430,009,097
  Number of Mortgage Loans:                                             2,330
  Avg. Scheduled Principal Balance:                                  $184,553
  Wtd. Avg. Gross Coupon:                                              6.787%
  Wtd. Avg. Net Coupon(8):                                             6.322%
  Wtd. Avg. Original FICO Score:                                          676
  Wtd. Avg. Original LTV Ratio:                                        80.06%
  Wtd. Avg.  Std. Remaining Term (Mo.):                                   352
  Wtd. Avg.  Seasoning (Mo.):                                               3
  ----------------------------------------------------------------------------

      (7) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

      (8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees, trustee fees and lender-paid mortgage insurance.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

      o The mortgage loans in the transaction consist of Alt-A type, fixed rate, first lien, residential mortgage loans (the "Mortgage Loans") originated by Wells Fargo Home Mortgage, Inc. ("Wells Fargo") (39.8%), Fremont Investment & Loan ("Fremont") (32.6%) and First National Bank of Nevada ("First Nevada") (27.6%).

      o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 0.70%, which is expected to build to a target overcollateralization of 1.40%, excess spread, and mortgage insurance.

      o The Mortgage Loans originated by Wells Fargo will be serviced by Wells Fargo, the Mortgage Loans originated by Fremont will be serviced by Chase Manhattan Mortgage Corporation ("Chase"), and the Mortgage Loans originated by First Nevada will be serviced by Countrywide Home Loans Servicing LP ("Countrywide").

      o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "GSAA043" and on Bloomberg as "GSAA 04-3".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table

Expected Closing Date:                 On or before May 27, 2004

Cut-off Date:                          May 1, 2004

Statistical Calculation
Date: April 1, 2004 scheduled principal balances rolled to May 1, 2004 and assuming all scheduled principal payments are made on that date.

Expected Pricing Date:                 On or before May 17, 2004

First Distribution Date:               June 25, 2004

Key Terms

Offered Certificates:                  Class AV-1, AF-2, AF-3, AF-4, AF-5, M-1,
                                       M-2, B-1 and B-2 Certificates

Class A Certificates:                  Class AV-1, AF-2, AF-3, AF-4, and AF-5
                                       Certificates

Fixed Rate Certificates:               Class AF-2, AF-3, AF-4, AF-5, M-1, M-2,
                                       B-1 and B-2 Certificates

Variable Rate Certificates:            Class AV-1 Certificates

Subordinate Certificates:              Class M-1, M-2, B-1 and B-2 Certificates

Class AF-5 Certificates:               The Class AF-5 Certificates will be
                                       "lock-out" certificates. The Class AF-5
                                       Certificates generally will not receive
                                       any portion of principal payment until
                                       the June 2007 Distribution Date.
                                       Thereafter, they will receive an
                                       increasing percentage of their pro-rata
                                       share of principal payable to the
                                       Certificates based on a schedule.

Depositor:                             GS Mortgage Securities Corp.

Manager:                               Goldman Sachs & Co.

Servicers:                             Wells Fargo Home Mortgage, Inc.
                                       Chase Manhattan Mortgage Corporation
                                       Countrywide Home Loans LP



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee:                               Deutsche Bank National Trust Company

Servicing Fee Rate:                    50 bps for Countrywide
                                       50 bps for Chase
                                       37.5 bps for Wells Fargo

Trustee Fee Rate:                      0.6 bps

Distribution Date:                     25th day of the month or the following
                                       business day

Record Date:                           For any Distribution Date, the last
                                       business day of the Interest Accrual
                                       Period

Delay Days:                            24 days on the Fixed Rate Certificates
                                       0 day delay on the Variable Rate
                                       Certificates

Day Count:                             30/360 on the Fixed Rate Certificates
                                       Actual/360 basis on the Variable Rate
                                       Certificates

Interest Accrual Period:               On the Fixed Rate Certificates, the
                                       calendar month immediately preceding the then current Distribution Date. On the Variable Rate Certificates, the prior
                                       Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                            CPR starting at 6% CPR in month 1 and
                                       increasing to 20% CPR in month 10 (an
                                       approximate 1.556% increase per month),
                                       and remaining at 20% CPR thereafter

Due Period:                            For the Mortgage Loans, the period
                                       commencing on the second day of the
                                       calendar month preceding the month in
                                       which the Distribution Date occurs and
                                       ending on the first day of the calendar
                                       month in which Distribution Date occurs

Mortgage Loans:                        The trust will consist of Alt-A type,
                                       fixed rate, first lien residential
                                       mortgage loans with an approximate
                                       scheduled principal balance of
                                       $430,009,097.

Servicer Advancing:                    Yes as to principal and interest, subject
                                       to recoverability

Compensating Interest:                 The Servicers shall provide compensating
                                       interest equal to the lesser of (A) the
                                       aggregate of the prepayment interest
                                       shortfalls on the Mortgage Loans
                                       resulting from voluntary principal
                                       prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution Date

Optional Clean-up Call:                The transaction has a 10% optional
                                       clean-up call

Rating Agencies:                       Moody's Investors Service and Standard &
                                       Poor's Ratings Group

Minimum Denomination:                  $50,000 with regard to each of the
                                       Offered Certificates

Legal Investment:                      [It is anticipated that the Class A and
                                       Class M-1 Certificates will be SMMEA
                                       eligible]

ERISA Eligible:                        Underwriter's exemption is expected to
                                       apply to all Offered Certificates.
                                       However, prospective purchasers should
                                       consult their own counsel



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Tax Treatment:                         All Offered Certificates represent REMIC
                                       regular interests and, to a limited
                                       extent, interests in certain basis risk
                                       interest carryover payments pursuant to
                                       the payment priorities in the
                                       transaction, which interest in certain
                                       basis risk interest carryover payments
                                       will be treated for tax purposes as an
                                       interest rate cap contract

Prospectus:                            The Offered Certificates will be offered
                                       pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                       "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                                       PLEASE SEE "RISK FACTORS" IN THE
                                       PROSPECTUS FOR A DESCRIPTION OF
                                       INFORMATION THAT SHOULD BE CONSIDERED IN
                                       CONNECTION WITH AN INVESTMENT IN THE
                                       OFFERED CERTIFICATES



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to build and maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Variable Rate Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap as described below. Interest on the Fixed Rate Certificates will be paid monthly at a specified rate, subject to the WAC Cap as described below. Interest on the Class AF-4 Certificates, the Class AF-5 Certificates, and the Subordinate Certificates will be paid monthly at a specified rate that will step up after the optional clean-up call date, subject to the WAC Cap as described below. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.40% overcollateralization (building from an initial level of 0.70%) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.80% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Cut-off Date, of the Mortgage Loans with LTVs greater than 80%, approximately 73.09% of such Mortgage Loans by aggregate principal balance will be covered either by borrower paid mortgage insurance or lender paid mortgage insurance. As of the Cut-off Date, of the Mortgage Loans with LTVs greater than 80%, approximately 26.91% of such Mortgage Loans by aggregate principal balance were not covered by any mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in June 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 20.30%.

-------------------------------------------------------------------------------------------------------------------------------
                                        Target Credit Enhancement                             Step-Down Credit
           Class                               Percentage                                  Enhancement Percentage
-------------------------------------------------------------------------------------------------------------------------------
             A                                   10.15%                                            20.30%
-------------------------------------------------------------------------------------------------------------------------------
            M-1                                   6.65%                                            13.30%
-------------------------------------------------------------------------------------------------------------------------------
            M-2                                   3.90%                                             7.80%
-------------------------------------------------------------------------------------------------------------------------------
            B-1                                   2.15%                                             4.30%
-------------------------------------------------------------------------------------------------------------------------------
            B-2                                   1.40%                                             2.80%
-------------------------------------------------------------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 73% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


-----------------------------------------------------------------------------------------------------------------------------------
                Distribution Date                                       Cumulative Realized Loss Percentage:
-----------------------------------------------------------------------------------------------------------------------------------
                                                     1.250% for the first month, plus an additional 1/12th of 0.500% for each
               June 2007 - May 2008                         month thereafter (e.g., approximately 1.292% in July 2007)
-----------------------------------------------------------------------------------------------------------------------------------
                                                     1.750% for the first month, plus an additional 1/12th of 0.250% for each
               June 2008 - May 2009                         month thereafter (e.g., approximately 1.771% in July 2008)
-----------------------------------------------------------------------------------------------------------------------------------
                                                     2.000% for the first month, plus an additional 1/12th of 0.250% for each
               June 2009 - May 2010                         month thereafter (e.g., approximately 2.021% in July 2009)
-----------------------------------------------------------------------------------------------------------------------------------
             June 2010 and thereafter                                                  2.250%
-----------------------------------------------------------------------------------------------------------------------------------

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date the it is first exercisable, the Pass-Through Rate on the Class AF-4, Class AF-5, and each class of Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap.

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-4 Pass-Through Rate. The Class AF-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-5 Pass-Through Rate. The Class AF-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate, Trustee Fee Rate and mortgage insurance fees, adjusted to 30/360.

Class A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of:
(i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap).

Class M-1, M-2, B-1 and B-2 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Certificates for on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees, trustee fees and mortgage insurance fees.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related Servicer remittance Date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less servicing fees, trustee fees and mortgage insurance fees) and available for distribution during the related due period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately 79.70% and (2) the aggregate principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class AF-5 Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-5 Certificate and the denominator of which is the aggregate certificate principal balance of the Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-5 Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the Class AF-5 Calculation Percentage for that Distribution Date, (ii) the Class AF-5 Lockout Percentage for that Distribution Date and (iii) the Class A Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-5 Lockout Distribution Amount exceed the outstanding certificate principal balance for the Class AF-5 Certificates or the Class A Principal Distribution Amount for the Distribution Date.

Class AF-5 Lockout Percentage: For each Distribution Date will be as follows:

                        Distribution Date       Lockout
                           Percentage           (Months)
                       ---------------------------------
                       1 to 36                        0%
                       37 to 60                      45%
                       61 to 72                      80%
                       73 to 84                     100%
                       85 and thereafter            300%

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees, trustee fees and mortgage insurance fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:

      (i) to the Class A Certificates, pro rata, their Accrued Certificate Interest,

      (ii) to the Class A Certificates, pro rata, any unpaid Accrued Certificate Interest from prior Distribution Dates,

      (iii) to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iv)  to the Class M-2 Certificates, their Accrued Certificate Interest,

      (v) to the Class B-1 Certificates, their Accrued Certificate Interest, and

      (vi)  to the Class B-2 Certificates, their Accrued Certificate Interest.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) Concurrently,

      (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, and

      (ii) sequentially, to the Class AV-1, AF-2, AF-3, AF-4, and AF-5 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a)   Concurrently,

      (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, and

      (ii) sequentially, to the Class AV-1, AF-2, AF-3, AF-4, and AF-5 Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, and

      (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

      (i) to pay the holders of the Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions on the Offered Certificates"), until the OC Target has been achieved,

      (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on the Class A Basis Risk Carry Forward Amounts payable to each class of the Class A Certificates, and

      (vii) sequentially, to Class M-1, M-2, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A Certificates as described above. From and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, M-2, B-1, and B-2 Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.

All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-2, B-1, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month Forward LIBOR curves (as of close on May 12, 2004) are used

o     33% loss severity

o     100% advancing

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced as indicated below

------------------------------------------------------------------------------------------------------------
                                                       First Dollar of Loss                0% Return
------------------------------------------------------------------------------------------------------------
     Class M1         CDR                                                9.04                          10.92
                      Yield (%)                                        6.2059                         0.0000
  Price = 100.00%     WAL (yr)                                           7.16                           6.28
                      Modified Duration                                  5.62                           5.37
                      Principal Window                          Jul11 - Jul11                  Feb11 - Feb11
                      Principal Writedown                   28,577.59 (0.19%)          5,812,980.58 (38.62%)
                      Total Collat Loss                 37,274,058.71 (8.67%)          42,727,976.19 (9.94%)
-------------------------------------------------------------------------------------------------------------
     Class M2         CDR                                                5.78                           7.15
                      Yield (%)                                        6.7112                         0.0391
  Price = 97.00%      WAL (yr)                                           7.91                           6.83
                      Modified Duration                                  6.04                           5.81
                      Principal Window                          Apr12 - Apr12                  Dec11 - Dec11
                      Principal Writedown                   26,235.25 (0.22%)          5,303,451.10 (44.85%)
                      Total Collat Loss                 26,193,999.44 (6.09%)          31,105,075.43 (7.23%)
-------------------------------------------------------------------------------------------------------------
     Class B1         CDR                                                3.99                           4.86
                      Yield (%)                                        6.9795                         0.0749
  Price = 95.25%      WAL (yr)                                           8.41                           7.29
                      Modified Duration                                  6.30                           6.08
                      Principal Window                          Oct12 - Oct12                  Jul12 - Jul12
                      Principal Writedown                   17,253.07 (0.23%)          3,705,122.76 (49.24%)
                      Total Collat Loss                 19,139,076.41 (4.45%)          22,668,229.04 (5.27%)
-------------------------------------------------------------------------------------------------------------
     Class B2         CDR                                                3.27                           3.69
                      Yield (%)                                        8.3434                         0.1037
  Price = 86.75%      WAL (yr)                                           8.66                           7.69
                      Modified Duration                                  6.28                           5.99
                      Principal Window                          Jan13 - Jan13                  Nov12 - Nov12
                      Principal Writedown                   37,667.54 (1.17%)          1,938,899.56 (60.10%)
                      Total Collat Loss                 16,080,228.62 (3.74%)          17,871,425.84 (4.16%)
-------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data

                     The Mortgage Loans - All Collateral (1)

      Scheduled Principal Balance:                           $430,009,097
      Number of Mortgage Loans:                                     2,330
      Average Scheduled Principal Balance:                       $184,553
      Weighted Average Gross Coupon:                                6.787%
      Weighted Average Net Coupon:                                  6.322%
      Weighted Average Original FICO Score:                           676
      Weighted Average Original LTV Ratio:                          80.06%
      Weighted Average Stated Remaining Term (months):                352
      Weighted Average Seasoning (months):                              3

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.


                    Distribution by Current Principal Balance


                                                 Pct. Of
                                                 Pool By     Weighted     Weighted     Avg.      Weighted
Current Principal      Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full  Pct. Owner
     Balance             Loans      Balance      Balance      Coupon        FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               92    $3,777,788       0.88%       7.030%         691    $41,063       76.40%      2.24%       35.89%
$50,001 - $75,000            205    12,970,813       3.02        7.134          688     63,272       77.97      13.28        56.08
$75,001 - $100,000           261    22,860,699       5.32        6.993          677     87,589       78.06      19.55        79.59
$100,001 - $125,000          255    28,889,042       6.72        6.953          673    113,290       80.93      20.94        81.81
$125,001 - $150,000          256    35,257,171       8.20        6.959          675    137,723       81.55      25.38        89.66
$150,001 - $200,000          463    80,348,286      18.69        6.881          669    173,538       80.38      28.19        90.75
$200,001 - $250,000          272    60,860,942      14.15        6.797          676    223,753       81.05      30.42        94.04
$250,001 - $300,000          214    58,444,062      13.59        6.709          672    273,103       80.54      33.11        93.06
$300,001 - $350,000          116    37,318,236       8.68        6.698          674    321,709       83.33      31.73        94.63
$350,001 - $400,000           85    31,967,861       7.43        6.762          680    376,092       81.63      29.45        94.16
$400,001 - $450,000           37    15,686,692       3.65        6.516          672    423,965       76.46      35.12       100.00
$450,001 - $500,000           27    12,782,113       2.97        6.322          696    473,412       76.37      29.41        96.24
$500,001 - $550,000           16     8,397,914       1.95        6.473          685    524,870       76.82       6.43        93.78
$550,001 - $600,000            9     5,241,540       1.22        6.459          674    582,393       77.11      11.37       100.00
$600,001 - $650,000           16    10,153,598       2.36        6.303          689    634,600       72.72       0.00       100.00
$750,001 - $800,000            3     2,325,984       0.54        6.479          669    775,328       63.95       0.00       100.00
$800,001 - $850,000            1       808,732       0.19        7.250          655    808,732       75.00       0.00       100.00
$950,001 - $1,000,000          2     1,917,625       0.45        6.439          667    958,812       71.84       0.00        49.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                          Distribution by Current Rate

                                                  Pct. Of
                                                  Pool By      Weighted     Weighted     Avg.      Weighted
                       Number Of    Principal    Principal    Avg. Gross   Avg. Orig. Principal   Avg. Orig.  Pct. Full  Pct. Owner
Current Rate             Loans       Balance      Balance       Coupon        FICO     Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 10    $1,987,230       0.46%       4.771%         759   $198,723       55.40%     67.40%      100.00%
5.00- 5.49%                   55    18,305,422       4.26        5.095          724    332,826       56.32      41.59       100.00
5.50- 5.99%                  106    23,980,574       5.58        5.810          697    226,232       67.80      21.56        97.42
6.00- 6.49%                  382    80,916,208      18.82        6.268          676    211,823       74.26      45.58        96.76
6.50- 6.99%                  810   148,518,475      34.54        6.741          673    183,356       80.46      27.98        88.72
7.00- 7.49%                  545    86,847,254      20.20        7.223          673    159,353       86.43      11.25        82.68
7.50- 7.99%                  341    56,835,567      13.22        7.662          662    166,673       89.69      14.77        88.43
8.00- 8.49%                   55     9,400,596       2.19        8.176          658    170,920       85.87      15.87        90.18
8.50- 8.99%                   19     2,472,542       0.57        8.659          645    130,134       90.08      30.37        96.06
9.00- 9.49%                    4       566,444       0.13        9.290          622    141,611       88.52      65.20       100.00
9.50- 9.99%                    3       178,784       0.04        9.650          646     59,595       89.65      69.83       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787          676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================


                          Distribution by Credit Score

                                                 Pct. Of
                                                 Pool By     Weighted     Weighted     Avg.      Weighted
                       Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full  Pct. Owner
Credit Score             Loans      Balance      Balance      Coupon        FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above                   49    $8,910,905       2.07%       6.367%         790   $181,855       74.65%     23.37%       78.26%
760-779                       95    17,070,065       3.97        6.448          768    179,685       76.37      23.92        84.51
740-759                      138    24,856,496       5.78        6.436          749    180,120       75.37      20.39        86.27
720-739                      184    31,770,476       7.39        6.587          729    172,666       78.04      21.10        81.38
700-719                      241    44,082,175      10.25        6.525          709    182,914       78.97      17.47        90.06
680-699                      299    54,970,625      12.78        6.790          689    183,848       82.46      19.25        89.89
660-679                      369    70,193,848      16.32        6.849          669    190,227       81.56      14.62        88.82
640-659                      364    71,283,197      16.58        6.948          650    195,833       82.51      24.19        90.48
620-639                      349    63,358,142      14.73        6.970          630    181,542       81.38      32.17        94.81
600-619                      147    26,615,178       6.19        6.860          609    181,056       76.86      62.88        97.60
580-599                       90    16,417,961       3.82        7.180          590    182,422       76.00      75.29        98.58
N/A                            5       480,028       0.11        7.026                  96,006       70.21      51.34       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================


                          Distribution by Original LTV

                                                 Pct. Of
                                                 Pool By     Weighted     Weighted     Avg.      Weighted
                       Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full  Pct. Owner
Original LTV             Loans      Balance      Balance      Coupon        FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                64    $9,824,488       2.28%       5.811%         721   $153,508       33.24%     28.84%       96.61%
40.01 - 50.00%                63    11,130,091       2.59        6.142          693    176,668       45.94      41.95        88.54
50.01 - 60.00%               127    24,171,904       5.62        6.137          678    190,330       56.54      28.72        92.70
60.01 - 70.00%               265    49,584,135      11.53        6.448          674    187,110       66.79      25.11        81.73
70.01 - 80.00%               626   122,097,934      28.39        6.610          672    195,045       77.84      32.35        91.89
80.01 - 85.00%               152    28,892,018       6.72        6.833          661    190,079       84.17      60.22        89.90
85.01 - 90.00%               540    98,891,081      23.00        7.032          675    183,132       89.63      23.85        82.47
90.01 - 95.00%               481    83,445,195      19.41        7.317          680    173,483       94.84       7.29        99.94
95.01 - 100.00%               12     1,972,249       0.46        7.306          705    164,354       99.49       0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                 Pct. Of
                                                 Pool By     Weighted     Weighted     Avg.      Weighted
                       Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full  Pct. Owner
Documentation            Loans      Balance      Balance      Coupon        FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
No Doc                       915  $153,380,143      35.67%       6.995%         684   $167,629       82.94%      0.00%       88.14%
Full Doc                     567   113,455,418      26.38        6.564          659    200,098       77.22     100.00        98.66
Stated                       461    80,850,035      18.80        6.844          682    175,380       83.57       0.00        78.28
Stated Asset - VOA           198    41,599,054       9.67        7.103          670    210,096       77.92       0.00       100.00
Stated Income - VOI          189    40,724,447       9.47        6.187          685    215,473       72.31       0.00        86.80
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================


                          Distribution by Loan Purpose

                                                 Pct. Of
                                                 Pool By     Weighted     Weighted     Avg.      Weighted
                       Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full  Pct. Owner
Loan Purpose             Loans      Balance      Balance      Coupon        FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance          1,153  $220,891,821      51.37%       6.696%         664   $191,580       76.42%     39.30%       94.38%
Purchase                     918   161,502,382      37.56        7.061          689    175,929       87.65      11.41        84.92
Rate/Term Refinance          259    47,614,893      11.07        6.276          685    183,841       71.18      17.27        87.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================


                        Distribution by Occupancy Status

                                                 Pct. Of
                                                 Pool By     Weighted     Weighted     Avg.      Weighted
                       Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full  Pct. Owner
Occupancy Status         Loans      Balance      Balance      Coupon        FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             1,963  $387,365,361      90.08%       6.757%         673   $197,333       80.15%     28.90%      100.00%
Non-Owner Occupied           319    34,669,027       8.06        7.131          697    108,680       79.53       4.23         0.00
Second Home                   48     7,974,708       1.85        6.722          688    166,140       77.88       0.63         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================


                          Distribution by Property Type

                                                 Pct. Of
                                                 Pool By     Weighted     Weighted     Avg.      Weighted
                       Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full  Pct. Owner
Property Type            Loans      Balance      Balance      Coupon        FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family              1,820  $336,475,576      78.25%       6.749%         673   $184,877       79.69%     29.20%       92.86%
2-4 Family                   230    45,298,750      10.53        7.094          687    196,951       81.44      15.96        68.68
PUD                          110    22,134,449       5.15        6.515          691    201,222       80.09      17.85        95.36
Condominium                  134    20,473,925       4.76        6.949          674    152,790       81.90      19.66        92.49
Manufactured Housing          28     3,202,412       0.74        7.184          676    114,372       83.65       0.00        77.50
Hi-Rise Condo                  8     2,423,985       0.56        6.855          736    302,998       84.05       0.00        52.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                 Pct. Of
                                                 Pool By     Weighted     Weighted     Avg.      Weighted
                       Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full  Pct. Owner
State                    Loans      Balance      Balance      Coupon        FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)        333   $80,223,954      18.66%       6.336%         677   $240,913       73.40%     51.55%       96.71%
New York                     225    51,363,936      11.94        6.904          670    228,284       78.83      22.49        93.43
Florida                      253    42,875,828       9.97        6.964          669    169,470       83.14      19.90        89.30
California (Northern)        156    38,026,620       8.84        6.505          678    243,760       75.75      39.80        94.65
New Jersey                    76    16,281,451       3.79        7.173          666    214,230       82.80      27.88        88.02
Virginia                      76    15,189,374       3.53        6.702          675    199,860       83.20      14.77        92.09
Illinois                      91    14,981,967       3.48        7.288          669    164,637       83.85      18.98        91.69
Massachusetts                 58    13,716,506       3.19        6.762          678    236,491       77.74      24.69        80.16
Arizona                       81    13,687,512       3.18        6.894          682    168,982       84.44       9.29        90.86
Maryland                      73    12,986,140       3.02        7.001          675    177,892       84.64      23.91        88.66
Texas                         84     9,506,882       2.21        6.927          689    113,177       83.32      12.89        74.49
Others                       824   121,168,928      28.18        6.915          679    147,050       83.03      15.07        85.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================


                            Distribution by Zip Code



                                                 Pct. Of
                                                 Pool By     Weighted     Weighted     Avg.      Weighted
                       Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full  Pct. Owner
Zip Codes                Loans      Balance      Balance      Coupon        FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
92336                          9    $2,231,277       0.52%       6.869%         633   $247,920       86.03%     57.25%      100.00%
93611                          4     1,385,670       0.32        6.116          676    346,417       70.80      26.38        89.08
60639                          5     1,314,041       0.31        7.339          706    262,808       88.39       0.00       100.00
11236                          4     1,215,548       0.28        7.011          637    303,887       74.98       0.00       100.00
01902                          4     1,211,783       0.28        7.139          700    302,946       88.72      26.38        38.10
11421                          4     1,177,427       0.27        6.951          672    294,357       85.34      47.68       100.00
92701                          5     1,163,945       0.27        6.576          721    232,789       69.33      28.02        22.54
20120                          3     1,145,459       0.27        6.869          689    381,820       90.91       0.00       100.00
23455                          2     1,094,601       0.25        6.030          680    547,300       75.00       0.00       100.00
11590                          4     1,093,177       0.25        7.017          667    273,294       84.82      27.22       100.00
0thers                     2,286   416,976,169      96.97        6.787          676    182,404       80.01      26.45        90.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                 Pct. Of
Remaining                                        Pool By     Weighted     Weighted     Avg.      Weighted
Months To              Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full  Pct. Owner
Maturity                 Loans      Balance      Balance      Coupon        FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180                       65    $9,290,235       2.16%       6.550%         652   $142,927       67.94%     42.20%       94.03%
181 - 240                     15     2,963,581       0.69        6.563          654    197,572       73.83      72.01       100.00
271 - 300                      3       496,497       0.12        6.598          681    165,499       84.88      57.78       100.00
331 - 330                  2,247   417,258,784      97.03        6.794          676    185,696       80.37      25.67        89.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================


                          Distribution by Amortization

                                                 Pct. Of
                                                 Pool By     Weighted     Weighted     Avg.      Weighted
                       Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full  Pct. Owner
Amortization             Loans      Balance      Balance      Coupon        FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Prepayment Penalty

                                                 Pct. Of
                                                 Pool By        Weighted     Weighted     Avg.      Weighted                  Pct.
Prepayment             Number Of   Principal    Principal      Avg. Gross   Avg. Orig.  Principal  Avg. Orig.   Pct. Full    Owner
Term                     Loans      Balance      Balance         Coupon       FICO      Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                           608  $103,803,024      24.14%       7.110%         680   $170,729       82.60%      7.78%       84.75%
12                           117    24,332,287       5.66        7.167          672    207,968       83.54      22.44        96.85
24                           788   140,166,635      32.60        6.714          678    177,876       80.68      12.87        87.01
30                             2       448,827       0.10        7.880          629    224,413       92.53     100.00       100.00
36                           632   121,841,696      28.33        6.749          664    192,787       79.12      59.06        97.12
60                           183    39,416,627       9.17        6.066          695    215,391       71.75      24.06        88.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,330  $430,009,097     100.00%       6.787%         676   $184,553       80.06%     26.38%       90.08%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                    Distribution
                        Date                    WAC Cap (%)
                    ------------                -----------
                     25-Jun-04                   6.32181%
                     25-Jul-04                   6.32183%
                     25-Aug-04                   6.32184%
                     25-Sep-04                   6.32186%
                     25-Oct-04                   6.32188%
                     25-Nov-04                   6.32186%
                     25-Dec-04                   6.32180%
                     25-Jan-05                   6.32172%
                     25-Feb-05                   6.32174%
                     25-Mar-05                   6.32176%
                     25-Apr-05                   6.32178%
                     25-May-05                   6.32180%
                     25-Jun-05                   6.32182%
                     25-Jul-05                   6.32184%
                     25-Aug-05                   6.32186%
                     25-Sep-05                   6.32189%
                     25-Oct-05                   6.32191%
                     25-Nov-05                   6.32193%
                     25-Dec-05                   6.32195%
                     25-Jan-06                   6.32197%
                     25-Feb-06                   6.32199%
                     25-Mar-06                   6.32201%
                     25-Apr-06                   6.32204%
                     25-May-06                   6.32206%
                     25-Jun-06                   6.32208%
                     25-Jul-06                   6.32210%
                     25-Aug-06                   6.32212%
                     25-Sep-06                   6.32215%
                     25-Oct-06                   6.32217%
                     25-Nov-06                   6.32219%
                     25-Dec-06                   6.32221%
                     25-Jan-07                   6.32224%
                     25-Feb-07                   6.32226%
                     25-Mar-07                   6.32228%
                     25-Apr-07                   6.32230%
                     25-May-07                   6.32233%
                     25-Jun-07                   6.32235%
                     25-Jul-07                   6.32237%
                     25-Aug-07                   6.32240%
                     25-Sep-07                   6.32242%
                     25-Oct-07                   6.32244%
                     25-Nov-07                   6.32247%
                     25-Dec-07                   6.32249%
                     25-Jan-08                   6.32251%
                     25-Feb-08                   6.32254%
                     25-Mar-08                   6.32256%
                     25-Apr-08                   6.32258%
                     25-May-08                   6.32261%
                     25-Jun-08                   6.32263%
                     25-Jul-08                   6.32266%
                     25-Aug-08                   6.32268%
                     25-Sep-08                   6.32270%
                     25-Oct-08                   6.32273%
                     25-Nov-08                   6.32275%
                     25-Dec-08                   6.32278%
                     25-Jan-09                   6.32280%
                     25-Feb-09                   6.32283%
                     25-Mar-09                   6.32285%
                     25-Apr-09                   6.32288%
                     25-May-09                   6.32290%
                     25-Jun-09                   6.32293%
                     25-Jul-09                   6.32295%
                     25-Aug-09                   6.32298%
                     25-Sep-09                   6.32300%
                     25-Oct-09                   6.32303%
                     25-Nov-09                   6.32305%
                     25-Dec-09                   6.32308%
                     25-Jan-10                   6.32310%
                     25-Feb-10                   6.32313%
                     25-Mar-10                   6.32316%
                     25-Apr-10                   6.32318%
                     25-May-10                   6.32321%
                     25-Jun-10                   6.32323%
                     25-Jul-10                   6.32326%
                     25-Aug-10                   6.32329%
                     25-Sep-10                   6.32331%
                     25-Oct-10                   6.32334%
                     25-Nov-10                   6.32337%
                     25-Dec-10                   6.32340%
                     25-Jan-11                   6.32342%
                     25-Feb-11                   6.32345%
                     25-Mar-11                   6.32348%
                     25-Apr-11                   6.32350%
                     25-May-11                   6.32353%
                     25-Jun-11                   6.32356%
                     25-Jul-11                   6.32359%
                     25-Aug-11                   6.32361%
                     25-Sep-11                   6.32364%
                     25-Oct-11                   6.32367%
                     25-Nov-11                   6.32370%
                     25-Dec-11                   6.32373%
                     25-Jan-12                   6.32376%
                     25-Feb-12                   6.32378%
                     25-Mar-12                   6.32381%
                     25-Apr-12                   6.32384%
                     25-May-12                   6.32387%
                     25-Jun-12                   6.32390%
                     25-Jul-12                   6.32393%
                     25-Aug-12                   6.32396%
                     25-Sep-12                   6.32399%



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution
                       Date                     WAC Cap (%)
                   ------------                 -----------
                     25-Oct-12                   6.32402%
                     25-Nov-12                   6.32405%
                     25-Dec-12                   6.32408%
                     25-Jan-13                   6.32411%
                     25-Feb-13                   6.32414%
                     25-Mar-13                   6.32417%
                     25-Apr-13                   6.32420%
                     25-May-13                   6.32423%
                     25-Jun-13                   6.32426%
                     25-Jul-13                   6.32429%
                     25-Aug-13                   6.32432%
                     25-Sep-13                   6.32435%
                     25-Oct-13                   6.32438%
                     25-Nov-13                   6.32441%
                     25-Dec-13                   6.32444%
                     25-Jan-14                   6.32448%
                     25-Feb-14                   6.32451%
                     25-Mar-14                   6.32454%
                     25-Apr-14                   6.32457%
                     25-May-14                   6.32460%



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA_04-3 - Price/Yield - AF4 To Call

Balance          $61,938,000.00      Delay                24                   WAC          6.779             WAM            350
Coupon           6.22                Dated                5/1/2004             NET          6.314466          WALA             4
Settle           5/28/2004           First Payment        6/25/2004


Price                        50 PricingSpeed      75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
                                       Yield                Yield               Yield               Yield               Yield
96.94252                              6.5689               6.6314              6.7192              6.9544              7.3413
97.06752                              6.5560               6.6155              6.6991              6.9230              7.2913
97.19252                              6.5431               6.5997              6.6790              6.8917              7.2413
97.31752                              6.5303               6.5838              6.6590              6.8604              7.1915
97.44252                              6.5174               6.5680              6.6390              6.8291              7.1417
97.56752                              6.5046               6.5523              6.6190              6.7979              7.0920
97.69252                              6.4919               6.5365              6.5991              6.7668              7.0424
97.81752                              6.4791               6.5208              6.5792              6.7357              6.9929
97.94252                              6.4664               6.5051              6.5593              6.7046              6.9434
98.06752                              6.4537               6.4894              6.5395              6.6736              6.8941
98.19252                              6.4410               6.4738              6.5197              6.6427              6.8448
98.31752                              6.4283               6.4581              6.4999              6.6118              6.7956
98.44252                              6.4157               6.4425              6.4801              6.5809              6.7465
98.56752                              6.4031               6.4270              6.4604              6.5501              6.6974
98.69252                              6.3905               6.4114              6.4408              6.5194              6.6485
98.81752                              6.3779               6.3959              6.4211              6.4887              6.5996
98.94252                              6.3654               6.3804              6.4015              6.4580              6.5508

WAL                                    16.62                11.87                8.59                4.94                2.92
Mod Durn                                9.99                  8.1                 6.4                4.09                2.57
Principal Window               Oct17 - Jan22        May13 - Mar17       Mar10 - Feb14       Oct07 - Sep10       Aug06 - Dec08

LIBOR_1MO                                1.1                  1.1                 1.1                 1.1                 1.1
Optional Redemption                  Call (Y)             Call (Y)            Call (Y)            Call (Y)            Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA_04-3 - Price/Yield - AF4 To Maturity

Balance         $61,938,000.00      Delay                24                   WAC          6.779                WAM             350
Coupon          6.22                Dated                5/1/2004             NET          6.314466             WALA              4
Settle          5/28/2004           First Payment        6/25/2004


Price                        50 PricingSpeed      75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
                                       Yield                Yield               Yield               Yield               Yield
96.94252                              6.5831               6.6478              6.7299              6.9399              7.3410
97.06752                              6.5710               6.6334              6.7121              6.9117              7.2910
97.19252                              6.5589               6.6189              6.6943              6.8837              7.2411
97.31752                              6.5468               6.6045              6.6766              6.8556              7.1913
97.44252                              6.5347               6.5902              6.6589              6.8276              7.1415
97.56752                              6.5227               6.5758              6.6412              6.7997              7.0919
97.69252                              6.5107               6.5615              6.6235              6.7718              7.0423
97.81752                              6.4987               6.5472              6.6059              6.7439              6.9928
97.94252                              6.4867               6.5329              6.5883              6.7162              6.9434
98.06752                              6.4747               6.5186              6.5707              6.6884              6.8940
98.19252                              6.4628               6.5044              6.5531              6.6607              6.8448
98.31752                              6.4509               6.4902              6.5356              6.6331              6.7956
98.44252                              6.4390               6.4760              6.5182              6.6055              6.7465
98.56752                              6.4272               6.4619              6.5007              6.5779              6.6975
98.69252                              6.4153               6.4478              6.4833              6.5504              6.6486
98.81752                              6.4035               6.4337              6.4659              6.5230              6.5997
98.94252                              6.3917               6.4196              6.4486              6.4956              6.5509

WAL                                    18.96                14.13               10.45                5.81                2.92
Mod Durn                               10.62                 8.91                7.22                4.57                2.57
Principal Window               Oct17 - May32        May13 - Jun29       Mar10 - Mar25       Oct07 - Jul18       Aug06 - Feb09

LIBOR_1MO                                1.1                  1.1                 1.1                 1.1                 1.1
Optional Redemption                  Call (N)             Call (N)            Call (N)            Call (N)            Call (N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA_04-3 - Price/Yield - AF4 To Maturity

Balance         $62,106,000.00      Delay               24                WAC          6.778663196         WAM             350
Coupon          6.22                Dated               5/1/2004          NET          6.314466            WALA              4
Settle          5/28/2004           First Payment       6/25/2004



Price                90 PricingSpeed
                               Yield
------------------------------------
96.95007                      6.6934
97.07507                      6.6770
97.20007                      6.6607
97.32507                      6.6445
97.45007                      6.6282
97.57507                      6.6120
97.70007                      6.5958
97.82507                      6.5796
97.95007                      6.5635
98.07507                      6.5474
98.20007                      6.5313
98.32507                      6.5153
98.45007                      6.4992
98.57507                      6.4832
98.70007                      6.4673
98.82507                      6.4513
98.95007                      6.4354

WAL                            11.79
Mod Durn                        7.88
Principal Window       Dec10 - Dec26

LIBOR_1MO                        1.1
Optional Redemption          Call (N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.